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                                                                    EXHIBIT 32.0

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Barr Pharmaceuticals, Inc. (the "Company"), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 6, 2005


/s/ Bruce L. Downey
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Bruce L. Downey
Chairman of the Board and Chief
Executive Officer


/s/ William T. McKee
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William T. McKee
Vice President, Chief Financial Officer,
and Treasurer

A signed original of this written statement required by Section 906 has been provided to Barr Pharmaceuticals, Inc. and will be retained by Barr Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.